SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June 10, 2003
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                               OMNICOM GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

        1-10551                                          13-1514814
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
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              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.

Press Releases

      This Current Report on Form 8-K is being filed to provide the information set forth in Omnicom's June 10, 2003 press release, a copy of which is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Exhibits.

      The following exhibit is filed herewith:

        99.1 Press release dated June 10, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OMNICOM GROUP INC.

                                            By: /s/ Philip J. Angelastro
                                                --------------------------------
                                                Philip J. Angelastro
                                                Senior Vice President, Finance
                                                and Controller

Date: June 11, 2003


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           ------------
 99.1             Press Release dated June 10, 2003